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                                                                    Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Aeropostale, Inc. on Form S-1 of our report dated January 26, 2002 appearing in the Prospectus, which is a part of this Registration Statement.

We also consent to the reference to us under the headings "Experts" in such Prospectus.



/s/ DELOITTE & TOUCHE LLP



New York, New York
March 8, 2002